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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      DATE OF THE REPORT: OCTOBER 30, 2000

                         COMMISSION FILE NUMBER 0-16182

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                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                      11-1962029
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                     Identification Number)

  175 CAPITAL BOULEVARD, SUITE 103
      ROCKY HILL, CONNECTICUT                                 06067
(Address of principal executive offices)                    (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200


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ITEM 5.  OTHER EVENTS.


In a press release on October 3, 2000, Axsys Technologies, Inc. (Nasdaq: AXYS) announced they entered into a definitive agreement to acquire Automation Engineering, Inc. of Woburn, Massachusetts. The text of this press release is attached hereto as Exhibit 1.

In a press release on October 18, 2000, Axsys Technologies, Inc. announced that it had completed its merger with Automation Engineering, Inc. The text of this press release is attached hereto as Exhibit II.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibit I          Axsys Technologies, Inc. Press Release dated
                                 October 03, 2000
              Exhibit II         Axsys Technologies, Inc. Press Release dated
                                 October 18, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 30, 2000

                               AXSYS TECHNOLOGIES, INC.
                               (Registrant)


                                By:   /S/JOHN E. HANLEY
                                      John E. Hanley
                                      Chief Financial Officer


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